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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                             --------------------
                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                             --------------------


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                AUGUST 26, 1998

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                             SHERIDAN ENERGY, INC.

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             --------------------

DELAWARE                     1-10201                       76-0507664
--------                     -------                       ----------
(STATE OF                    (COMMISSION                   (IRS EMPLOYEE
INCORPORATION)               FILE NUMBER)                  IDENTIFICATION NO.)

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                                1000 LOUISIANA
                                   SUITE 800
                             HOUSTON, TEXAS 77002
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                (713) 651-7899
                             --------------------


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Item 2.       Other Events.

          On August 26, 1998, the 19th Judicial District Court, Parish of East Baton Rouge, Louisiana held in the Edwards v. TGX Corporation (the predecessor of the Registrant) that plaintiffs were entitled to a summary judgement in the amount of $2,400,081. The Registrant intends to request a rehearing and to appeal the summary judgment verdict.




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                                  SIGNATURES


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 SHERIDAN ENERGY, INC.
                                                      (REGISTRANT)




                                                 By: /s/ MICHAEL E. GERLICH
                                                    ---------------------------
                                                    Michael E. Gerlich,
                                                    Chief Financial Officer


DATED: September 9, 1998



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